Exhibit 21.1

Entity Name	Jurisdiction and Type

Charter Communications, Inc.	Delaware corporation (Parent Company)
Adcast North Carolina Cable Advertising, LLC	Delaware limited liability company
Alabanza LLC	Delaware limited liability company
America's Job Exchange LLC	Delaware limited liability company
Athens Cablevision, LLC	Delaware limited liability company
BHN Spectrum Investments, LLC	Delaware limited liability company
Bresnan Broadband Holdings, LLC	Delaware limited liability company
Bresnan Broadband of Colorado, LLC	Colorado limited liability company
Bresnan Broadband of Montana, LLC	Montana limited liability company
Bresnan Broadband of Utah, LLC	Utah limited liability company
Bresnan Broadband of Wyoming, LLC	Wyoming limited liability company
Bresnan Communications, LLC	Delaware limited liability company
Bresnan Digital Services, LLC	Delaware limited liability company
Bresnan Microwave of Montana, LLC	Delaware limited liability company
Bright House Networks Information Services (Alabama), LLC	Delaware limited liability company
Bright House Networks Information Services (California), LLC	Delaware limited liability company
Bright House Networks Information Services (Florida), LLC	Delaware limited liability company
Bright House Networks Information Services (Indiana), LLC	Delaware limited liability company
Bright House Networks Information Services (Michigan), LLC	Delaware limited liability company
Bright House Networks, LLC	Delaware limited liability company
Cable Equities Colorado, LLC	Delaware limited liability company
Cable Equities of Colorado Management LLC	Delaware limited liability company
CC 10, LLC	Delaware limited liability company
CC Fiberlink, LLC	Delaware limited liability company
CC Michigan, LLC	Delaware limited liability company
CC Systems, LLC	Delaware limited liability company
CC V Holdings, LLC	Delaware limited liability company
CC VI Fiberlink, LLC	Delaware limited liability company
CC VI Operating Company, LLC	Delaware limited liability company
CC VII Fiberlink, LLC	Delaware limited liability company
CC VIII Fiberlink, LLC	Delaware limited liability company
CC VIII Holdings, LLC	Delaware limited liability company
CC VIII, LLC	Delaware limited liability company
CC VIII Operating, LLC	Delaware limited liability company
CCH Holding Company, LLC	Delaware limited liability company
CCH I Holdings, LLC	Delaware limited liability company
CCH II, LLC	Delaware limited liability company
CCHC, LLC	Delaware limited liability company
CCO Fiberlink, LLC	Delaware limited liability company
CCO Holdco Transfers VII, LLC	Delaware limited liability company
CCO Holdings Capital Corp.	Delaware corporation
CCO Holdings, LLC	Delaware limited liability company
CCO NR Holdings, LLC	Delaware limited liability company
CCO Purchasing, LLC	Delaware limited liability company
CCO SoCal I, LLC	Delaware limited liability company
CCO SoCal II, LLC	Delaware limited liability company
CCO SoCal Vehicles, LLC	Delaware limited liability company

CCO Transfers, LLC	Delaware limited liability company
Charter Advanced Services (AL), LLC	Delaware limited liability company
Charter Advanced Services (CA), LLC	Delaware limited liability company
Charter Advanced Services (CO), LLC	Delaware limited liability company
Charter Advanced Services (CT), LLC	Delaware limited liability company
Charter Advanced Services (GA), LLC	Delaware limited liability company
Charter Advanced Services (IL), LLC	Delaware limited liability company
Charter Advanced Services (IN), LLC	Delaware limited liability company
Charter Advanced Services (KY), LLC	Delaware limited liability company
Charter Advanced Services (LA), LLC	Delaware limited liability company
Charter Advanced Services (MA), LLC	Delaware limited liability company
Charter Advanced Services (MD), LLC	Delaware limited liability company
Charter Advanced Services (MI), LLC	Delaware limited liability company
Charter Advanced Services (MN), LLC	Delaware limited liability company
Charter Advanced Services (MO), LLC	Delaware limited liability company
Charter Advanced Services (MS), LLC	Delaware limited liability company
Charter Advanced Services (MT), LLC	Delaware limited liability company
Charter Advanced Services (NC), LLC	Delaware limited liability company
Charter Advanced Services (NE), LLC	Delaware limited liability company
Charter Advanced Services (NH), LLC	Delaware limited liability company
Charter Advanced Services (NV), LLC	Delaware limited liability company
Charter Advanced Services (NY), LLC	Delaware limited liability company
Charter Advanced Services (OH), LLC	Delaware limited liability company
Charter Advanced Services (OR), LLC	Delaware limited liability company
Charter Advanced Services (PA), LLC	Delaware limited liability company
Charter Advanced Services (SC), LLC	Delaware limited liability company
Charter Advanced Services (TN), LLC	Delaware limited liability company
Charter Advanced Services (TX), LLC	Delaware limited liability company
Charter Advanced Services (UT), LLC	Delaware limited liability company
Charter Advanced Services (VA), LLC	Delaware limited liability company
Charter Advanced Services (VT), LLC	Delaware limited liability company
Charter Advanced Services (WA), LLC	Delaware limited liability company
Charter Advanced Services (WI), LLC	Delaware limited liability company
Charter Advanced Services (WV), LLC	Delaware limited liability company
Charter Advanced Services (WY), LLC	Delaware limited liability company
Charter Advanced Services VIII (MI), LLC	Delaware limited liability company
Charter Advanced Services VIII (MN), LLC	Delaware limited liability company
Charter Advanced Services VIII (WI), LLC	Delaware limited liability company
Charter Advertising of Saint Louis, LLC	Delaware limited liability company
Charter Cable Operating Company, LLC	Delaware limited liability company
Charter Cable Partners, LLC	Delaware limited liability company
Charter Communications Entertainment I, LLC	Delaware limited liability company
Charter Communications Entertainment, LLC	Delaware limited liability company
Charter Communications Holding Company, LLC	Delaware limited liability company
Charter Communications Holdings, LLC	Delaware limited liability company
Charter Communications, LLC	Delaware limited liability company
Charter Communications Operating Capital Corp.	Delaware corporation
Charter Communications Operating, LLC	Delaware limited liability company
Charter Communications Properties LLC	Delaware limited liability company
Charter Communications Ventures, LLC	Delaware limited liability company

Charter Communications VI, L.L.C.	Delaware limited liability company
Charter Communications VII, LLC	Delaware limited liability company
Charter Distribution, LLC	Delaware limited liability company
Charter Fiberlink – Alabama, LLC	Delaware limited liability company
Charter Fiberlink – Georgia, LLC	Delaware limited liability company
Charter Fiberlink – Illinois, LLC	Delaware limited liability company
Charter Fiberlink – Maryland II, LLC	Delaware limited liability company
Charter Fiberlink – Michigan, LLC	Delaware limited liability company
Charter Fiberlink – Missouri, LLC	Delaware limited liability company
Charter Fiberlink – Nebraska, LLC	Delaware limited liability company
Charter Fiberlink – Pennsylvania, LLC	Delaware limited liability company
Charter Fiberlink – Tennessee, LLC	Delaware limited liability company
Charter Fiberlink AR-CCVII, LLC	Delaware limited liability company
Charter Fiberlink CA-CCO, LLC	Delaware limited liability company
Charter Fiberlink CC VIII, LLC	Delaware limited liability company
Charter Fiberlink CCO, LLC	Delaware limited liability company
Charter Fiberlink CT-CCO, LLC	Delaware limited liability company
Charter Fiberlink LA-CCO, LLC	Delaware limited liability company
Charter Fiberlink MA-CCO, LLC	Delaware limited liability company
Charter Fiberlink MS-CCVI, LLC	Delaware limited liability company
Charter Fiberlink NC-CCO, LLC	Delaware limited liability company
Charter Fiberlink NH-CCO, LLC	Delaware limited liability company
Charter Fiberlink NV-CCVII, LLC	Delaware limited liability company
Charter Fiberlink NY-CCO, LLC	Delaware limited liability company
Charter Fiberlink OH-CCO, LLC	Delaware limited liability company
Charter Fiberlink OR-CCVII, LLC	Delaware limited liability company
Charter Fiberlink SC-CCO, LLC	Delaware limited liability company
Charter Fiberlink TX-CCO, LLC	Delaware limited liability company
Charter Fiberlink VA-CCO, LLC	Delaware limited liability company
Charter Fiberlink VT-CCO, LLC	Delaware limited liability company
Charter Fiberlink WA-CCVII, LLC	Delaware limited liability company
Charter Gateway, LLC	Delaware limited liability company
Charter Helicon, LLC	Delaware limited liability company
Charter Leasing Holding Company, LLC	Delaware limited liability company
Charter Leasing of Wisconsin, LLC	Delaware limited liability company
Charter Stores FCN, LLC	Delaware limited liability company
Charter Video Electronics, LLC	Delaware limited liability company
Coaxial Communications of Central Ohio LLC	Delaware limited liability company
DukeNet Communications Holdings, LLC	Delaware limited liability company
DukeNet Communications, LLC	Delaware limited liability company
Falcon Cable Communications, LLC	Delaware limited liability company
Falcon Cable Media, a California Limited Partnership	California limited partnership
Falcon Cable Systems Company II, L.P.	California limited partnership
Falcon Cablevision, a California Limited Partnership	California limited partnership
Falcon Community Cable, L.P.	Delaware limited partnership
Falcon Community Ventures I Limited Partnership	California limited partnership
Falcon First Cable of the Southeast, LLC	Delaware limited liability company
Falcon First, LLC	Delaware limited liability company
Falcon Telecable, a California Limited Partnership	California limited partnership
Falcon Video Communications, L.P.	Delaware limited partnership

Helicon Partners I, L.P.	Delaware limited partnership
Hometown T.V., LLC	Delaware limited liability company
HPI Acquisition Co. LLC	Delaware limited liability company
ICI Holdings, LLC	Delaware limited liability company
Insight Blocker LLC	Delaware limited liability company
Insight Capital LLC	Delaware limited liability company
Insight Communications Company LLC	Delaware limited liability company
Insight Communications Company, L.P.	Delaware limited partnership
Insight Communications Midwest, LLC	Delaware limited liability company
Insight Communications of Central Ohio, LLC	Delaware limited liability company
Insight Communications of Kentucky, L.P.	Delaware limited partnership
Insight Interactive, LLC	Delaware limited liability company
Insight Kentucky Capital, LLC	Delaware limited liability company
Insight Kentucky Partners I, L.P.	Delaware limited partnership
Insight Kentucky Partners II, L.P.	Delaware limited partnership
Insight Midwest Holdings, LLC	Delaware limited liability company
Insight Midwest, L.P.	Delaware limited partnership
Insight Phone of Indiana, LLC	Delaware limited liability company
Insight Phone of Kentucky, LLC	Delaware limited liability company
Insight Phone of Ohio, LLC	Delaware limited liability company
Interactive Cable Services, LLC	Delaware limited liability company
Interliant UK Holdings Limited	A United Kingdom entity
Interlink Communications Partners, LLC	Delaware limited liability company
Intrepid Acquisition LLC	Delaware limited liability company
Marcus Cable Associates, L.L.C.	Delaware limited liability company
Marcus Cable of Alabama, L.L.C.	Delaware limited liability company
Marcus Cable, LLC	Delaware limited liability company
Midwest Cable Communications, LLC	Delaware limited liability company
NaviSite Europe Limited	United Kingdom limited company
NaviSite India Private Limited	India private limited company
NaviSite LLC	Delaware limited liability company
NaviSite Newco LLC	Delaware limited liability company
New Wisconsin Procurement LLC	Delaware limited liability company
Oceanic Time Warner Cable LLC	Delaware limited liability company
Peachtree Cable TV, LLC	Delaware limited liability company
Peachtree Cable TV, L.P.	Delaware limited partnership
Renaissance Media LLC	Delaware limited liability company
Rifkin Acquisition Partners, LLC	Delaware limited liability company
Robin Media Group, LLC	Delaware limited liability company
Scottsboro TV Cable, LLC	Delaware limited liability company
Spectrum Communications Indemnity Inc.	Connecticut captive insurance company
Spectrum Management Holding Company, LLC	Delaware limited liability company
Spectrum Mobile Equipment, LLC	Delaware limited liability company
Spectrum Mobile, LLC	Delaware limited liability company
Spectrum Originals, LLC	Delaware limited liability company
Spectrum Powerscourt, LLC	Delaware limited liability company
Spectrum Security, LLC	Delaware limited liability company
Spectrum Stamford, LLC	Delaware limited liability company
The Helicon Group, L.P.	Delaware limited partnership
Time Warner Cable Business LLC	Delaware limited liability company

Time Warner Cable Enterprises LLC	Delaware limited liability company
Time Warner Cable Information Services (Alabama), LLC	Delaware limited liability company
Time Warner Cable Information Services (Arizona), LLC	Delaware limited liability company
Time Warner Cable Information Services (California), LLC	Delaware limited liability company
Time Warner Cable Information Services (Colorado), LLC	Delaware limited liability company
Time Warner Cable Information Services (Hawaii), LLC	Delaware limited liability company
Time Warner Cable Information Services (Idaho), LLC	Delaware limited liability company
Time Warner Cable Information Services (Illinois), LLC	Delaware limited liability company
Time Warner Cable Information Services (Indiana), LLC	Delaware limited liability company
Time Warner Cable Information Services (Kansas), LLC	Delaware limited liability company
Time Warner Cable Information Services (Kentucky), LLC	Delaware limited liability company
Time Warner Cable Information Services (Maine), LLC	Delaware limited liability company
Time Warner Cable Information Services (Massachusetts), LLC	Delaware limited liability company
Time Warner Cable Information Services (Michigan), LLC	Delaware limited liability company
Time Warner Cable Information Services (Missouri), LLC	Delaware limited liability company
Time Warner Cable Information Services (Nebraska), LLC	Delaware limited liability company
Time Warner Cable Information Services (New Hampshire), LLC	Delaware limited liability company
Time Warner Cable Information Services (New Jersey), LLC	Delaware limited liability company
Time Warner Cable Information Services (New Mexico), LLC	Delaware limited liability company
Time Warner Cable Information Services (New York), LLC	Delaware limited liability company
Time Warner Cable Information Services (North Carolina), LLC	Delaware limited liability company
Time Warner Cable Information Services (Ohio), LLC	Delaware limited liability company
Time Warner Cable Information Services (Pennsylvania), LLC	Delaware limited liability company
Time Warner Cable Information Services (South Carolina), LLC	Delaware limited liability company
Time Warner Cable Information Services (Tennessee), LLC	Delaware limited liability company
Time Warner Cable Information Services (Texas), LLC	Delaware limited liability company
Time Warner Cable Information Services (Virginia), LLC	Delaware limited liability company
Time Warner Cable Information Services (Washington), LLC	Delaware limited liability company
Time Warner Cable Information Services (West Virginia), LLC	Delaware limited liability company
Time Warner Cable Information Services (Wisconsin), LLC	Delaware limited liability company
Time Warner Cable International LLC	Delaware limited liability company
Time Warner Cable Internet Holdings III LLC	Delaware limited liability company
Time Warner Cable Internet Holdings LLC	Delaware limited liability company
Time Warner Cable Internet LLC	Delaware limited liability company
Time Warner Cable, LLC	Delaware limited liability company
Time Warner Cable Media LLC	Delaware limited liability company
Time Warner Cable Midwest LLC	Delaware limited liability company
Time Warner Cable New York City LLC	Delaware limited liability company
Time Warner Cable Northeast LLC	Delaware limited liability company
Time Warner Cable Pacific West LLC	Delaware limited liability company
Time Warner Cable Southeast LLC	Delaware limited liability company
Time Warner Cable Sports LLC	Delaware limited liability company
Time Warner Cable Texas LLC	Delaware limited liability company
TWC Administration LLC	Delaware limited liability company
TWC Business Services Canada ULC	British Columbia unlimited liability company
TWC Communications, LLC	Delaware limited liability company
TWC Digital Phone LLC	Delaware limited liability company
TWC Media Blocker LLC	Delaware limited liability company
TWC News and Local Programming Holdco LLC	Delaware limited liability company
TWC News and Local Programming LLC	Delaware limited liability company

TWC Regional Sports Network I LLC	Delaware limited liability company
TWC Regional Sports Network II LLC	Delaware limited liability company
TWC SEE Holdco LLC	Delaware limited liability company
TWC Sports Newco LLC	Delaware limited liability company
TWC Wireless LLC	Delaware limited liability company
TWC/Charter Dallas Cable Advertising, LLC	Delaware limited liability company
TWC/Charter Green Bay Cable Advertising, LLC	Delaware limited liability company
TWC/Charter Los Angeles Cable Advertising, LLC	Delaware limited liability company
TWCIS Holdco LLC	Delaware limited liability company
Vista Broadband Communications, LLC	Delaware limited liability company
Wisconsin Procurement Holdco LLC	Delaware limited liability company